                                                                    EXHIBIT 24-1


                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Stephen E. Ewing and Howard L. Dow III, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1997, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ Alfred R. Glancy III
                                                ------------------------
                                                    Alfred R. Glancy III

                                                                    EXHIBIT 24-1


                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and Howard L. Dow III, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1997, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ Stephen E. Ewing
                                                ------------------------
                                                    Stephen E. Ewing

                                                                    EXHIBIT 24-1


                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred
R. Glancy III, Stephen E. Ewing and Howard L. Dow III, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1997, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ William K. McCrackin
                                                ------------------------
                                                    William K. McCrackin

                                                                    EXHIBIT 24-1


                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy, III and Stephen E. Ewing, and each of them, his true and lawful
attorneys and   agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1997, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ Howard L. Dow III
                                                ------------------------
                                                    Howard L. Dow III

                                                                    EXHIBIT 24-1


                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and Howard L. Dow III, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1997, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ Carl J. Croskey
                                                ------------------------
                                                    Carl J. Croskey

                                                                    EXHIBIT 24-1


                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and Howard L. Dow III, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1997, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ Daniel L. Schiffer
                                                ------------------------
                                                    Daniel L. Schiffer

                                                                    EXHIBIT 24-1


                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned Director or Officer of MICHIGAN CONSOLIDATED GAS COMPANY, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Stephen E. Ewing and Howard L. Dow III, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1997, including all amendments.

        IN WITNESS WHEREOF, I have executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ John E. vonRosen
                                                ------------------------
                                                    John E. vonRosen